April 11, 2005

United States Securities and Exchange Commission
Washington, D.C.  20549

Re:  Peoples Bancorp
       Form 10-K for the year ended September 30, 2004
       Form 10-Q for the period ended December 31, 2004
       File No. 0-18991

Gentlemen:

In response to your comments regarding the above documents, an amended Form 10-K is being filed. The omission of the auditor's signature was an oversight during the edgarizing process of the 10-K and has been added to the amended copy.

Regarding note 9 - Loan Servicing, the determination that servicing assets were immaterial was based on the total asset of $348,916 being less than 0.10% of total assets. The gain on these assets was $84,976 or less than 2% of net income, and the amortization of the servicing rights was $154,692 or approximately 3% of net income. It was our opinion that these amounts would not have influenced a reasonable person's perception of the Company's financial results and position. In order to avoid confusion, this information will be included in future 10-K filings.

We agree that the Company is responsible for the adequacy and accuracy of the disclosure in the filing; that staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have further questions or comments, please feel free to contact me at 260-837-9155.

Sincerely,

/s/Deborah K. Stanger, CPA
Vice President-Chief Financial Officer
Peoples Bancorp